EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brett White, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that I have reviewed the Quarterly Report of Corio, Inc. on Form 10-Q for the quarter ended June 30, 2003, that such Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Corio, Inc. A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Corio, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 12, 2003	/s/ BRETT WHITE
Brett White Executive Vice President and Chief Financial Officer